Exhibit 10.3

Warrant Number A-___

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) SUCH TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR (2) THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSACTION IS IN COMPLIANCE WITH EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NO TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE EFFECTED WITHOUT FIRST SURRENDERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, TO THE COMPANY OR ITS TRANSFER AGENT, IF ANY.

Initial Exercise Date: April 11, 2024

FORM OF SERIES A WARRANT TO PURCHASE COMMON STOCK
OF

RENOVORX, INC

.

THIS SERIES A COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date set forth above (the “Initial Exercise Date”) and until April 11, 2029 (the “Termination Date”), to subscribe for and purchase from RenovoRx, Inc., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement, dated April 4, 2024, between the Company and the Holder (the “Subscription Agreement”).

1. Exercise and Payment; Exchange.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable following the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The initial Exercise Price of this Warrant shall be $1.22 per share as adjusted for stock splits, stock dividends, combinations and the like.

(c) Conditions to Exercise or Exchange. The restrictions in Section 6 shall apply, to the extent applicable by their terms, to any exercise or exchange of this Warrant permitted by this Section 1.

(d) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates (as defined below), and any other individual or entities acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any “group” status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%/9.99%] of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 1(d) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. As used herein, the term “Affiliate” means any individual or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the individual or entity in question, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

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2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares that shall be required for issuance and delivery upon exercise of this Warrant.

3. Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. Any and all calculations under this Section 3 shall be made to the nearest cent and/or rounded down to the nearest whole share, as the case may be.

4. No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5. Certain Adjustments.

a) The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustment as follows, and all calculations under this Section 5 shall be made to the nearest cent and/or rounded down to the nearest whole share, as the case may be:

i) Stock Splits. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

ii) Stock Dividends. If the Company declares a dividend on its Common Stock payable in shares of Common Stock or securities convertible into shares of Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

iii) Other Distributions. If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder as provided in paragraph (e) of this Section 5. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

iv) Subsequent Rights Offerings. If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder as provided in paragraph (e) of this Section 5. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

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v) Action if Event for Adjustment does not Occur. If the event, as a result of which an adjustment is made hereunder, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

b) Fundamental Transaction. In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of common stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

c) Dissolution or Liquidation. If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

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d) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e) Notice to Holder.

i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to the Holder written notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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6. Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant Shares or Other Securities.

6.1 This Warrant may be transferred, exercised, exchanged or assigned (“transferred”), in whole or in part by surrendering this Warrant for exercise accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Any such assignment shall be subject to the following restrictions. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act, unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that this Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until this Warrant and the Warrant Shares or Other Securities are registered under the Securities Act, the Holder shall reimburse the Company for its expenses, including attorneys’ fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

6.2 Until this Warrant, the Warrant Shares or Other Securities are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant, the Warrant Shares, or Other Securities, that the transferee (who may be the Holder in the case of an exercise or exchange) represent that such transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and that the securities being transferred are being acquired for investment purposes and for the transferee’s own account and not with a view to or for sale in connection with any distribution of the security.

6.3 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

6.4 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

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7. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as to each of the representations and warrants made by the Holder in the Subscription Agreement (which are incorporated herein by reference) and further with respect to the issuance of the Warrant as follows:

7.1 Experience. The Holder has substantial experience in evaluating and investing in securities in companies similar to the Company so that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company and has the capacity to protect such Holder’s own interests.

7.2 Investment. The Holder is acquiring this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) for investment for such Holder’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant (and the Warrant Shares issuable upon exercise of the Warrant) have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein.

7.3 Held Indefinitely. The Holder acknowledges that this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

7.4 Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

7.5 Legends. The Holder understands and acknowledges that the certificate(s) evidencing the securities issued by the Company will be imprinted with a restrictive legend as referenced in Section 6.1 above.

7.6 Access to Data. The Holder has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management and the opportunity to review the Company’s facilities and business plans. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction.

7.7 Authorization. This Warrant and the agreements contemplated hereby, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with their respective terms.

7.8 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Warrant or any transaction contemplated hereby.

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8. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or mailed, certified, return-receipt requested, postage prepaid to the address previously provided to the other party, or sent by fax or email (to the extent stated below). Either party hereto may from time to time, by written notice to the other party, designate a different address. If any notice or other document is sent by certified or registered mail, return receipt requested, postage prepaid, properly addressed as aforementioned, the same shall be deemed delivered seventy-two (72) hours after mailing thereof. If any notice is sent by fax or email, it will be deemed to have been delivered on the date the fax or email thereof is actually received, provided the original thereof is sent by certified mail, in the manner set forth above, within twenty-four (24) hours after the fax or email is sent.

9. Amendment. Any provision of this Warrant may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Holder.

10. Governing Law; Disputes. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. The Company and the Holder shall submit all controversies arising under this Warrant to arbitration in accordance with the provisions set forth in Section 14 of the Subscription Agreement, which provisions are incorporated herein by reference.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Series A Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

RENOVORX, INC.

By:
Name:	Shaun R. Bagai
Title:	Chief Executive Officer

[Signature Page to Series A Common Stock Purchase Warrant]

NOTICE OF EXERCISE

To be executed upon exercise of Warrant (please print)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant [Certificate Number], to shares of common stock, $0.0001 par value per share (“Common Stock”) of RenovoRx, Inc. (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company the amount of $[ ] per share in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of whose address is . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the to the undersigned, and that such Warrant Certificate be delivered to the undersigned at ______________________.

Representations of the undersigned.

a)	The undersigned acknowledges that the undersigned has received, read and understood the Warrant and agrees to abide by and be bound by its terms and conditions.
b)	(i) The undersigned has such knowledge and experience in business and financial matters that the undersigned is capable of evaluating the Company and the proposed activities thereof, and the risks and merits of this prospective investment.

[  ] YES [  ] NO

(ii) If “No”, the undersigned is represented by a “purchaser representative,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder.

[  ] YES [  ] NO

c)	(i) The undersigned is an “accredited investor,” as that term is defined in the Securities Act and Rule 501 of Regulation D thereunder.

[  ] YES [  ] NO

(ii) If “Yes,” the undersigned comes within the following category of that definition (check one and complete the blanks as applicable):

[ ]	1. The undersigned is a natural person whose present net worth (or whose joint net worth with his or her spouse), excluding the value of the undersigned’s primary residence, exceeds $1,000,000. For purposes of calculating the undersigned’s present net worth, the undersigned has included the following as liabilities: (i) any indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the undersigned’s primary residence at the time of the sale of the shares, and (ii) any incremental debt secured by the undersigned’s primary residence that was incurred in the 60 days before the sale of the shares, other than as a result of the acquisition of the undersigned’s primary residence.

[ ]	2. The undersigned is a natural person who had individual income in excess of $200,000 in each of the last two years or joint income with the undersigned’s spouse in excess of $300,000 during such two years, and the undersigned reasonably expects to have the same income level in the current year.

[ ]	3. The undersigned holds in good standing a Series 7, 65 or 82 license.

[ ]	4. The undersigned is an officer or director of the Company.

[ ]	5. The undersigned is a corporation or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

[ ]	6. The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

[ ]	7. The undersigned is an entity, all of whose equity owners are accredited investors under paragraphs 1, 2, 3, 4, 5 or 6, above.

d)	The undersigned understands that the shares purchased hereunder have not been registered under the Securities Act, in reliance upon the exemption from the registration requirements under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder; and, therefore, that the undersigned must bear the economic risk of the investment for an indefinite period of time since the securities cannot be sold, transferred or assigned to any person or entity without compliance with the provisions of the Securities Act.

Submitted by:	Accepted by RenovoRx, Inc.:

By:	By:
Date:	Name:
SS/Tax ID:	Title:
Telephone:
Email:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:
Email Address:
Dated: _______________ __, ______
Holder’s Signature: _____________________________
Holder’s Address: ______________________________